Foreign Exchange Translation Gain/(Loss) (Tables)	12 Months Ended
Jun. 30, 2026
Foreign Exchange Translation Gain/(Loss) [Abstract]
Foreign Exchange Translation Gain/Loss

	SA Rand
Figures in million	2026	2025	2024
Borrowings (a)	888	46	83
Other items (b)	(22)	(153)	14
Total foreign exchange translation gain/(loss)	866	(107)	97
(a)The increased gain recognised in 2026 was primarily driven by the increase in US dollar loan balances resulting from additional debt secured during the year to fund the acquisition of MAC Copper. Further, the Rand strengthened against the
US dollar, evidenced by a closing exchange rate of R16.39/US$1 (2025: R17.75/US$1) (2024:18.19 /US$1).
(b)This mainly relates to foreign cash exchange transactions and the translation of metal trade receivables.